                                                                   Exhibit 25.01

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                           -------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                   ----------------------------------------

               J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                              95-4655078
      (State of incorporation                           (I.R.S. employer
      if not a national bank)                        identification No.)

      1999 Avenue of the Starts--Floor 26
      Los Angeles, California                                      90067
      (Address of principal executive offices)                (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

--------------------------------------------------------------------------------
                     FISHER SCIENTIFIC INTERNATIONAL INC.
              (Exact name of obligor as specified in its charter)

              Delaware                                     02-0451017
    (State or other jurisdiction of                     (I.R.S. employer
    incorporation or organization)                      identification No.)

    One Liberty Lane
    Hampton, New Hampshire                                       03842
    (Address of principal executive offices)                (Zip Code)


                     8% Senior Subordinated Notes due 2013
                      (Title of the indenture securities)

        -------------------------------------------------------------

Item 1.          General Information.

                 Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency, Washington, D.C.
                 Board of Governors of the Federal Reserve System, Washington, D.C.

        (b)      Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2.          Affiliations with Obligor.

        If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.

No responses are included for items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16.         List of Exhibits.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3.    Authorization of the Trustee to Exercise
                     Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                   SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh, and Commonwealth of Pennsylvania, on the 1st day of March, 2004.


                             J. P. Morgan Trust Company, National Association

                             By:  /s/ Elaine D. Renn
                                ---------------------------------
                                  Elaine D. Renn
                                  Vice President

Exhibit 7.          Report of Condition of the Trustee.
------------------------------------------------------------------------------

Consolidated Report of Condition of J.P. Morgan Trust Company, N.A.,
             (formerly Chase Manhattan Bank and Trust Company, N.A.)
             --------------------------------------------------------
                                  (Legal Title)

Located at  1999 Avenue of the Stars - Floor 26   Los Angeles,     CA     90067
--------------------------------------------------------------------------------
                 (Street)                           (City)       (State)  (Zip)

as of close of business on          June 30, 2003
                           -----------------------------------

ASSETS Dollars Amounts In Thousands

  Cash and Due From Banks                           $  30,669
  Securities                                          106,073
  Loans and Leases                                     41,488
  Premises and Fixed Assets                             9,168
  Intangible Assets                                   162,542
  Other Assets                                         17,245
                                                     --------
    Total Assets                                     $367,185
                                                     ========

LIABILITIES
  Deposits                                           $ 97,653
  Other Liabilities                                    47,491
                                                     --------
    Total Liabilities                                $145,144

EQUITY CAPITAL
  Common Stock                                       $    600
  Surplus                                             181,587
  Retained Earnings                                    39,854
                                                     --------
    Total Equity Capital                             $222,041
                                                     --------
    Total Liabilities and Equity Capital             $367,185
                                                     ========